UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):

November 9, 2012

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 14, 2012, TNP Strategic Retail Trust, Inc. (the “Company”) filed, with the Securities and Exchange Commission, a Current Report on Form 8-K dated November 9, 2012 (the “Form 8-K”), in conjunction with the acquisition of a ground lease interest in a multi-tenant necessity grocery anchored retail center located in Lahaina, Maui, Hawaii, commonly known as the Lahaina Gateway Shopping Center (the “Lahaina Gateway Property”), through TNP SRT Lahaina Gateway, LLC, a Delaware limited liability company (“TNP SRT Lahaina”) and an indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of the Lahaina Gateway Property and to present certain unaudited pro forma financial statements of the Company in connection with the Company’s acquisition of a ground lease interest in the Lahaina Gateway Property, which financial statements and unaudited pro forma financial statements are filed as exhibits hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 7.01	REGULATION FD DISCLOSURE

On January 25, 2013, the Company intends to begin using the following information included in Item 7.01 of this Form 8-K/A in connection with discussing the transaction reported in Item 2.01 of the Form 8-K with stockholders and their financial advisors. The information included in Item 7.01 of this Form 8-K/A is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Summary Pro Forma Financial Information

An unaudited pro forma consolidated balance sheet for the Company, as of September 30, 2012, has been prepared to give effect to the acquisition of a ground lease interest in the Lahaina Gateway Property as described in Item 2.01 of the Form 8-K as if the acquisition of the ground lease interest occurred on September 30, 2012 (the “Pro Forma Balance Sheet”). The Pro-Forma Balance Sheet has been filed as an exhibit to this Form 8-K/A beginning at page F-11, should be reviewed in its entirety, and is subject to the assumptions, adjustments and qualifications described therein.

2

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Acquired

Lahaina Gateway

Page
Independent Auditors’ Report	F-1
Statements of Revenues and Certain Expenses for the nine months ended September 30, 2012 (unaudited) and for the year ended December 31, 2011.	F-2
Notes to Statements of Revenues and Certain Expenses for the nine months ended September 30, 2012 (unaudited) and for the year ended December 31, 2011.	F-3 - F-8

(b)	Pro Forma Financial Information

TNP Strategic Retail Trust, Inc.

Page
Summary of Unaudited Pro Forma Condensed Consolidated Financial Statements for the Nine Months Ended September 30, 2012 and for the Year Ended December 31, 2011	F-9 - F10
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012	F-11
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011	F-12
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2012	F-13

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2011 and the Nine Months Ended September 30, 2012

F-14

Statements in this Form 8-K/A, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its other filings with the Securities and Exchange Commission.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: January 25, 2013	By:	/s/ Dee R. Balch
Dee R. Balch
Chief Financial Officer

4

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

TNP Strategic Retail Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses of Lahaina Gateway, or the Property, for the year ended December 31, 2011. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of the Property for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

KMJ | Corbin & Company LLP

Costa Mesa, California

January 24, 2013

LAHAINA GATEWAY

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	Nine Months Ended September 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues:
Rental income	$3,837,000	$5,049,000

Certain expenses:
Building and ground maintenance	310,000	444,000
Real estate taxes	177,000	236,000
Electricity, water and gas utilities	66,000	80,000
Property management fees	88,000	78,000
Insurance	65,000	88,000
Ground lease	1,313,000	1,751,000
General and administrative	232,000	218,000

Total certain expenses	2,251,000	2,895,000

Revenues in excess of certain expenses	$1,586,000	$2,154,000

The accompanying notes are an integral part of

the statements of revenues and certain expenses

LAHAINA GATEWAY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For The Nine Months Ended September 30, 2012 (Unaudited) and

For The Year Ended December 31, 2011

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Organization

The accompanying statements of revenues and certain expenses include the operations of Lahaina Gateway, or the Property, a multi-tenant retail center located in Lahaina, Hawaii. The Property has approximately 137,000 gross leaseable square feet and was 83% and 82% occupied as of September 30, 2012 (unaudited) and December 31, 2011, respectively.

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by TNP Strategic Retail Trust, Inc., or the Company, in the future operations of the Property have been excluded.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The leases at the Property are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

LAHAINA GATEWAY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For The Nine Months Ended September 30, 2012 (Unaudited) and

For The Year Ended December 31, 2011

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Property Management Fees

During the three months ended December 31, 2011 and the nine months ended September 30, 2012, the owners of the Property contracted with an unrelated entity to manage the Property for a monthly fee equal to the greater of $7,000 or 2.5% of Gross Revenues (as defined). During the period from January 1, 2011 to September 30, 2011, the owners of the Property contracted with an unrelated entity to manage the Property for a monthly fee of $6,000. For the nine months ended September 30, 2012 and for the year ended December 31, 2011, the Property incurred total property management fees of $88,000 (unaudited) and $78,000, respectively.

Ground Lease

The ground lease for the Property is classified as an operating lease and rental payments are recognized on a straight-line basis over the term of the ground lease agreement (see Note 5).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.

Unaudited Interim Information

The statement of revenues and certain expenses for the nine months ended September 30, 2012 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of results of the interim period. All such adjustments are of a normal recurring nature.

LAHAINA GATEWAY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For The Nine Months Ended September 30, 2012 (Unaudited) and

For The Year Ended December 31, 2011

NOTE 3 - LEASES

The Property has entered into operating lease agreements with tenants that expire through 2023. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of September 30, 2012 are as follows:

Years Ending December 31,
2012(1)	$827,000
2013	3,325,000
2014	3,306,000
2015	3,359,000
2016	3,234,000
2017	3,049,000
Thereafter	5,285,000

$22,385,000

(1)	For the period from October 1, 2012 to December 31, 2012

The leases at the Property also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above. The tenant leases generally include tenant renewal options that can extend the lease terms.

LAHAINA GATEWAY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For The Nine Months Ended September 30, 2012 (Unaudited) and

For The Year Ended December 31, 2011

NOTE 4 - TENANT CONCENTRATIONS

For the nine months ended September 30, 2012, the Property had three tenants occupying 42% (unaudited) of the total gross leaseable area, which accounted for 41% (unaudited) of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Nine Months Ended September 30, 2012 (unaudited)	% Aggregate Base Rent For The Nine Months Ended September 30, 2012 (unaudited)
Barnes & Noble	1/31/2018	$444,000	16%
Office Max	3/31/2019	$378,000	13%
Food Pantry	3/31/2023	$357,000	12%

Aggregate base rent is based on contractual base rent from the leases in effect as of September 30, 2012. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

For the year ended December 31, 2011, the Property had three tenants occupying 42% of the total gross leaseable area, which accounted for 41% of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Year Ended December 31, 2011	% Aggregate Base Rent For The Year Ended December 31, 2011
Barnes & Noble	1/31/2018	$592,000	16%
Office Max	3/31/2019	$505,000	13%
Food Pantry	3/31/2023	$476,000	12%

Aggregate base rent is based on contractual base rent from the leases in effect as of December 31, 2011. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

LAHAINA GATEWAY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For The Nine Months Ended September 30, 2012 (Unaudited) and

For The Year Ended December 31, 2011

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business. Management is not aware of potential claims of which the outcome is likely to have a material adverse effect on the Property’s results of operations or financial condition.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

Ground Lease

The Property is required to make rental payments under a ground lease agreement. The term of the ground lease is 55 years and expires in February 2060. For the first 35 years, the lease payments have fixed increases. Beginning in year 36, the lease payments escalate based on the prevailing rate of return by landowners located on the island state of Maui multiplied by the Market Value of the Property (as defined in the agreement). Required minimum annual payments under the non-cancelable ground lease as of September 30, 2012 are as follows:

Years Ending December 31,
2012(1)	$297,000
2013	1,187,000
2014	1,187,000
2015	1,329,000
2016	1,342,000
Thereafter	84,650,000

$89,992,000

(1)	For the period from October 1, 2012 to December 31, 2012

LAHAINA GATEWAY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For The Nine Months Ended September 30, 2012 (Unaudited) and

For The Year Ended December 31, 2011

NOTE 5 - COMMITMENTS AND CONTINGENCIES, continued

Other Matters

Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NOTE 6 - SUBSEQUENT EVENT

On November 9, 2012, the Company, through TNP SRT Lahaina Gateway, LLC, a wholly owned indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership, purchased the Property for an aggregate purchase price of $31,000,000, plus closing costs.

TNP STRATEGIC RETAIL TRUST, INC.

Summary of Unaudited Pro Forma Condensed Consolidated Financial Statements

For the Nine Months Ended September 30, 2012 and

For The Year Ended December 31, 2011

As used herein, “we,” “us,” and “Company” refers to TNP Strategic Retail Trust, Inc. On November 9, 2012, TNP Strategic Retail Trust, Inc. (the “Company”) acquired a ground lease interest in a multi-tenant necessity grocery anchored retail center located in Lahaina, Maui, Hawaii, commonly known as the Lahaina Gateway Shopping Center (the “Lahaina Gateway Property”), through TNP SRT Lahaina Gateway, LLC, a Delaware limited liability company (“TNP SRT Lahaina”) an indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”). The Company acquired the Lahaina Gateway Property for an aggregate cash purchase price of $31,000,000, exclusive of closing costs, or approximately $226.80 per square foot. TNP SRT Lahaina financed the payment of the purchase price for the Lahaina Gateway Property with (1) proceeds from the Company’s initial public offering, (2) the issuance of preferred membership interests in the direct parent of TNP SRT Lahaina and (3) the proceeds of a loan in the aggregate principal amount of $29,000,000 (the “Lahaina Loan”) from DOF IV REIT Holdings, LLC, a Delaware limited liability company.

On January 9, 2012, the Company acquired Morningside Marketplace (the “Morningside Property”) for an aggregate purchase price of $18,050,000, exclusive of closing costs. TNP SRT Morningside Marketplace, LLC, an indirect wholly owned subsidiary of the Operating Partnership, financed the payment of the purchase price for the Morningside Property with (1) proceeds from the Company’s initial public offering, (2) approximately $11,953,300 in funds borrowed under the Company’s existing revolving credit facility with KeyBank National Association (“KeyBank”), (3) approximately $1,200,000 in funds borrowed from SMB Equity, LLC, a third party lender (the “SMB Loan”), and (4) approximately $1,355,000 in funds borrowed from the Company’s sponsor and other affiliates of the Company. An acquisition fee of approximately $451,250 was paid to the Company’s external advisor, TNP Strategic Retail Advisor, LLC, in connection with the acquisition of the Morningside Property.

On February 3, 2012, the Company acquired a fee simple interest in a multi-tenant retail center located in Arlington, Texas, commonly known as Woodland West Marketplace (the “Woodland Property”), through TNP SRT Woodland West, LLC, an indirect subsidiary of the Company (“TNP SRT Woodland”), for an aggregate purchase price of $13,950,000, excluding closing costs. TNP SRT Woodland financed a portion of the purchase price for the Woodland Property with (1) the proceeds of a loan in the amount of $10,200,000 from JPMorgan Chase Bank, National Association (“JPMCB”), and (2) the proceeds of a mezzanine loan in the amount of $1,300,000 from JPMCB to TNP SRT Woodland West Holdings, LLC, the owner of 100% of the membership interests of TNP SRT Woodland (collectively, the “JPMCB Loans”).

On February 27, 2012, we acquired a fee simple interest in a multi-tenant retail center located in Arlington, Texas, commonly known as Ensenada Square, for an aggregate purchase price of $5,025,000, excluding closing costs. We financed the purchase price of Ensenada Square with proceeds from (1) our public offering, and (2) approximately $3,266,000 in funds borrowed under our revolving credit facility with KeyBank.

On March 12, 2012, the Company acquired a fee simple interest in a multi-tenant retail center located in Knoxville, Tennessee, commonly known as the Shops at Turkey Creek (the “Turkey Creek Property”), in an UPREIT transaction with the Operating Partnership for an aggregate purchase price of $4,300,000 excluding closing costs. The Operating Partnership financed the purchase price for the Turkey Creek Property through the issuance of 144,324 limited partnership units of the Operating Partnership to the sellers of the Turkey Creek Property and borrowing under the Company’s revolving credit facility with KeyBank.

On March 20, 2012, we acquired a fee simple interest in a multi-tenant retail center located in Aurora, Ohio, commonly known as Aurora Commons, for an aggregate purchase price of $7,000,000, excluding closing costs. We financed the purchase price of Aurora Commons with proceeds from (1) our public offering, and (2) approximately $4,550,000 in funds borrowed under our revolving credit facility with KeyBank.

On May 16, 2012, the Company acquired a fee simple interest in a multi-tenant retail center located in Florissant, Missouri, commonly known as Florissant Marketplace (the “Florissant Property”), for an aggregate purchase price of $15,250,000, excluding closing costs. We financed the purchase price of the Florissant Property with proceeds from (1) our public offering, and (2) approximately $11,440,000 in funds borrowed under our revolving credit facility with KeyBank.

On May 18, 2012, we acquired a fee simple interest in a multi-tenant retail center located in Westminster, Colorado, a suburb of Denver, commonly known as Willow Run Shopping Center (the “Willow Run Property”), through TNP SRT Willow Run, LLC, our indirect subsidiary (“TNP SRT Willow Run”), for an aggregate purchase price of $11,550,000, or

$120.58 per square foot, exclusive of closing costs. As of the closing date, the Willow Run Property was 88% leased. TNP SRT Willow Run financed the purchase price of the Willow Run Property with (1) proceeds from our initial public offering, and (2) $7,507,500 in funds borrowed under our revolving credit facility with KeyBank.

On June 18, 2012, we acquired a fee simple interest in a multi-tenant retail center located in Riverview, Florida, commonly known as Bloomingdale Hills (the “Bloomingdale Property”), for an aggregate purchase price of $9,300,000, excluding closing costs. We financed the purchase price of the Bloomingdale Property with cash and subsequently obtained a loan secured by the Bloomingdale Property from ING Life Insurance and Annuity Company in the amount of $5,600,000 (the “ING Loan”).

On June 25, 2012, we acquired a fee simple interest in a multi-tenant retail center located in Visalia, California, commonly known as Visalia Marketplace, for an aggregate purchase price of $19,000,000, excluding closing costs. We financed the purchase price for Visalia Marketplace with proceeds from (1) our public offering, and (2) approximately $14,250,000 in funds borrowed under our revolving credit facility with KeyBank.

The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. In management’s opinion, all adjustments necessary to reflect the transactions have been made. The accompanying unaudited pro forma condensed consolidated balance sheet is presented as if we acquired the Lahaina Gateway Property as of September 30, 2012. The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012 are presented as if we acquired the Lahaina Gateway Property, the Morningside Property, the Woodland Property, Ensenada Square, the Turkey Creek Property, Aurora Commons, the Florissant Property, the Willow Run Property, the Bloomingdale Property and Visalia Marketplace on January 1, 2011. The accompanying pro forma adjustments assume that we raised sufficient net offering proceeds in our initial public offering at a price of $10.00 per share to fund the purchase of these properties as of January 1, 2011.

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the date specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Lahaina Gateway Property based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012

	As of September 30, 2012 as Reported (A)	Pro Forma Adjustments (B)		Pro Forma as of September 30, 2012
ASSETS
Investment in Real Estate
Land	$72,113,000	$—		$72,113,000
Building and Building Improvements	150,628,000	29,867,000		180,495,000
Tenant Improvements	11,143,000	928,000		12,071,000

	233,884,000	30,795,000		264,679,000
Accumulated Depreciation	(8,220,000)	—		(8,220,000)

Investments in real estate, net	225,664,000	30,795,000		256,459,000
Cash and Cash Equivalents	2,881,000	(1,622,000)		1,259,000
Restricted Cash	4,545,000	—		4,545,000
Prepaid Expenses and Other Assets	2,969,000	(1,233,000)		1,736,000
Due from advisor, net	775,000	—		775,000
Tenant receivables, net	2,115,000	48,000		2,162,000
Lease intangibles, net	30,014,000	8,786,000		38,800,000
Deferred Costs
Organization and Offering	—	—		—
Financing Fees, net	3,367,000	319,000		3,686,000

Total deferred costs, net	3,367,000	319,000		3,686,000

Total assets	$272,330,000	$37,092,000		$309,422,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes payable	$181,729,000	$29,000,000		$210,729,000
Accounts payable and accrued expenses	4,711,000	157,000		4,868,000
Amounts due to related parties	40,000	475,000		515,000
Other liabilities	1,211,000	1,239,000		2,450,000
Acquired debt premium, net	—	6,790,000		6,790,000
Acquired below market lease intangibles, net	10,295,000	261,000		10,556,000

Total liabilities	197,986,000	37,229,000		235,908,000

Commitments and contingencies
Equity:
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized; none issued and outstanding as of September 30, 2012	—	—		—
Common stock, $0.01 par value per share; 400,000,000 shares authorized, 10,740,178 shares issued and outstanding as of September 30, 2012	107,000	—		107,000
Additional paid-in capital	94,259,000	—		94,259,000
Accumulated deficit	(22,902,000)	(830,000	) (C)	(23,732,000)

Total stockholders’ equity	71,494,000	(830,000)		70,634,000
Non-controlling interests	2,880,000	—		2,880,000

Total equity	74,344,000	(830,000)		73,514,000

Total liabilities and equity	$272,330,000	$37,092,000		$309,422,000

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated balance sheet.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Year Ended December 31, 2011

	For the year ended December 31, 2011 (D)	Lahaina Gateway Pro Forma Adjustments (E)		Morningside Marketplace Pro Forma Adjustments (E)		Woodland West Pro Forma Adjustments (E)		Ensenada Square Pro Forma Adjustments (E)		Shops at Turkey Creek Pro Forma Adjustments (E)		Aurora Commons Pro Forma Adjustments (E)		Florissant Marketplace Pro Forma Adjustments (E)		Willow Run Pro Forma Adjustments (E)		Bloomingdale Hills Pro Forma Adjustments (E)		Visalia Marketplace Pro Forma Adjustments (E)		Pro forma for the year ended December 31, 2011
Revenue:
Rental and reimbursements	$10,776,000	$4,586,000	(F)	$1,376,000	(F)	$1,676,000	(F)	$563,000	(F)	$463,000	(F)	$1,161,000	(F)	$2,034,000	(F)	$1,308,000	(F)	$1,112,000	(F)	$2,151,000	(F)	$27,206,000
Interest income on mortgage notes	598,000																					598,000

	11,374,000	4,586,000		1,376,000		1,676,000		563,000		463,000		1,161,000		2,034,000		1,308,000		1,112,000		2,151,000		27,804,000
Expense:
Operating and maintenance	3,671,000	3,069,000	(G)	901,000	(G)	614,000	(G)	284,000	(G)	152,000	(G)	354,000	(G)	755,000	(G)	1,114,000	(G)	482,000	(G)	763,000	(G)	12,159,000
General and administrative	2,167,000	—		—		—		—		—		—		—		—		—		—		2,167,000
Depreciation and amortization	4,384,000	1,921,000	(H)	492,000	(H)	984,000	(H)	320,000	(H)	123,000	(H)	683,000	(H)	1,179,000	(H)	696,000	(H)	564,000	(H)	1,390,000	(H)	12,736,000
Transaction expenses	4,147,000	1,165,000	(I)	500,000	(I)	497,000	(I)	158,000	(I)	146,000	(I)	233,000	(I)	482,000	(I)	327,000	(I)	293,000	(I)	519,000	(I)	8,467,000
Interest expense	5,400,000	1,733,000	(J)	492,000	(J)	711,000	(J)	163,000	(J)	148,000	(J)	254,000	(J)	689,000	(J)	484,000	(J)	256,000	(J)	797,000	(J)	11,127,000

	19,769,000	7,888,000		2,385,000		2,806,000		925,000		569,000		1,524,000		3,105,000		2,621,000		1,595,000		3,469,000		46,656,000

Loss from continuing operations	(8,395,000)	(3,302,000)		(1,009,000)		(1,130,000)		(362,000)		(106,000)		(363,000)		(1,071,000)		(1,313,000)		(483,000)		(1,318,000)		(18,852,000)

Other income:
Bargain purchase gain	9,617,000																					9,617,000

Net (loss) income before discontinued operations	1,222,000	(3,302,000)		(1,009,000)		(1,130,000)		(362,000)		(106,000)		(363,000)		(1,071,000)		(1,313,000)		(483,000)		(1,318,000)		(9,235,000)

Discontinued operations:
Income (loss) from discontinued operations	125,000																					125,000
Gain on sale of real estate	963,000																					963,000

Net (loss) income from discontinued operations	1,088,000	—		—		—		—		—		—		—		—		—		—		1,088,000

Net (loss) income	2,310,000	(3,302,000)		(1,009,000)		(1,130,000)		(362,000)		(106,000)		(363,000)		(1,071,000)		(1,313,000)		(483,000)		(1,318,000)		(8,147,000)
Non-controlling interests’ share in net income	188,000	(244,000)		(74,000)		(83,000)		(27,000)		(8,000)		(27,000)		(79,000)		(97,000)		(36,000)		(97,000)		(584,000)

Net (loss) income attributable to common stockholders	$2,122,000	$(3,058,000)		$(935,000)		$(1,047,000)		$(335,000)		$(98,000)		$(336,000)		$(992,000)		$(1,216,000)		$(447,000)		$(1,221,000)		$(7,563,000)

Basic earnings per common share:
Continued operations	$0.28																					$(1.48)
Discontinued operations	0.29																					0.19

Net (loss) applicable to common shares	$0.57																					$(1.29)

Diluted earnings per common share:
Continued operations	$0.28																					$(1.48)
Discontinued operations	0.29																					0.19

Net (loss) applicable to common shares	$0.57																					$(1.29)

Weighted average shares outstanding used to calculate earnings per common share:
Basic	3,698,518																					5,859,300	(K)

Diluted	3,702,016																					5,859,300	(K)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Nine Months Ended September 30, 2012

	For the nine months ended September 30, 2012 (D)	Lahaina Gateway Pro Forma Adjustments (E)		Morningside Marketplace Pro Forma Adjustments (E)		Woodland West Pro Forma Adjustments (E)		Ensenada Square Pro Forma Adjustments (E)		Shops at Turkey Creek Pro Forma Adjustments (E)		Aurora Commons Pro Forma Adjustments (E)		Florissant Marketplace Pro Forma Adjustments (E)		Willow Run Pro Forma Adjustments (E)		Bloomingdale Hills Pro Forma Adjustments (E)		Visalia Marketplace Pro Forma Adjustments (E)		Pro forma for the nine months ended September 30, 2012
Revenue:
Rental and reimbursements	$18,932,000	$3,490,000	(F)	$34,000	(F)	$151,000	(F)	$88,000	(F)	$90,000	(F)	$251,000	(F)	$756,000	(F)	$493,000	(F)	$504,000	(F)	$1,017,000	(F)	$25,806,000
Interest income on mortgage notes	—																					—

	18,932,000	3,490,000		34,000		151,000		88,000		90,000		251,000		756,000		493,000		504,000		1,017,000		25,806,000
Expense:
Operating and maintenance	6,600,000	2,355,000	(G)	22,000	(G)	55,000	(G)	44,000	(G)	29,000	(G)	76,000	(G)	281,000	(G)	420,000	(G)	218,000	(G)	360,000	(G)	10,460,000
General and administrative	2,599,000	—		—		—		—		—		—		—		—		—		—		2,599,000
Depreciation and amortization	7,787,000	1,441,000	(H)	12,000	(H)	89,000	(H)	50,000	(H)	24,000	(H)	147,000	(H)	438,000	(H)	263,000	(H)	256,000	(H)	657,000	(H)	11,164,000
Transaction expenses	4,180,000	—	(I)	(500,000	)(I)	(497,000	)(I)	(158,000	)(I)	(146,000	)(I)	(233,000	)(I)	(482,000	)(I)	(327,000	)(I)	(293,000	)(I)	(519,000	)(I)	1,025,000
Interest expense	9,573,000	922,000	(J)	12,000	(J)	64,000	(J)	25,000	(J)	29,000	(J)	55,000	(J)	256,000	(J)	183,000	(J)	116,000	(J)	377,000	(J)	11,612,000

	30,739,000	4,718,000		(454,000)		(289,000)		(39,000)		(64,000)		45,000		493,000		539,000		297,000		875,000		36,860,000

Loss from continuing operations	(11,807,000)	(1,228,000)		488,000		440,000		127,000		154,000		206,000		263,000		(46,000)		207,000		142,000		(11,054,000)
Other income:
Bargain purchase gain	—																					—

Net (loss) income before discontinued operations	(11,807,000)	(1,228,000)		488,000		440,000		127,000		154,000		206,000		263,000		(46,000)		207,000		142,000		(11,054,000)

Discontinued operations:
Income (loss) from discontinued operations	54,000																					54,000
Gain on sale of real estate	118,000																					118,000

Net (loss) income from discontinued operations	172,000	—		—		—		—		—		—		—		—		—		—		172,000

Net (loss) income	(11,635,000)	(1,228,000)		488,000		440,000		127,000		154,000		206,000		263,000		(46,000)		207,000		142,000		(10,882,000)
Non-controlling interests’ share in losses	(517,000)	(56,000)		22,000		20,000		6,000		7,000		9,000		12,000		(2,000)		9,000		6,000		(484,000)

Net (loss) income attributable to common stockholders	$(11,118,000)	$(1,172,000)		$466,000		$420,000		$121,000		$147,000		$197,000		$251,000		$(44,000)		$198,000		$136,000		$(10,398,000)

Basic earnings per common share:
Continued operations	$(1.26)																					$(1.11)
Discontinued operations	0.02																					0.02

Net (loss) applicable to common shares	$(1.24)																					$(1.10)

Diluted earnings per common share:
Continued operations	$(1.26)																					$(1.12)
Discontinued operations	0.02																					0.02

Net (loss) applicable to common shares	$(1.24)																					$(1.10)

Weighted average shares outstanding used to calculate earnings per common share:
Basic	8,956,275																					9,484,007	(K)

Diluted	9,398,129																					9,484,007	(K)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012, and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2011 and the Nine Months Ended September 30, 2012

(A)	As reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

(B)	Reflects the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the Lahaina Gateway Property acquisition completed subsequent to September 30, 2012. The purchase price allocation is preliminary and is subject to change.

(C)	Amount represents the acquisition related expenses incurred at the time of the acquisition of the Lahaina Gateway Property, not included in the historical results.

(D)	Reflects our historical consolidated operations as reported in our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2012, as applicable.

(E)	Amounts represent pro forma adjustments, based on historical operations of the Lahaina Gateway Property, the Morningside Property, the Woodland Property, Ensenada Square, the Turkey Creek Property, Aurora Commons, the Florissant Property, the Willow Run Property, the Bloomingdale Property and Visalia Marketplace which were acquired during the year ended December 31, 2012.

(F)	Reflects rental and reimbursement revenues based on the historical and pro forma operations for the year ended December 31, 2011 and the nine months ended September 30, 2012, as applicable.

(G)	Reflects property operating expenses based on the historical and pro forma operations for the year ended December 31, 2011 and the nine months ended September 30, 2012, as applicable.

Included in such amount are property management fees that would be due to our property manager, TNP Property Manager, LLC (“Property Manager”), had the Lahaina Gateway Property, the Morningside Property, the Woodland Property, Ensenada Square, the Turkey Creek Property, Aurora Commons, the Florissant Property, the Willow Run Property, the Bloomingdale Property and Visalia Marketplace been acquired on January 1, 2011. Each property management agreement requires us to pay a monthly property management fee of 5% of the gross revenue on each property to our Property Manager.

(H)	Amounts represent depreciation and amortization expense based on the allocation of the acquisition purchase price. Depreciation expense is recognized using the straight-line method over an estimated useful life of 3 to 48 years for buildings and improvements, 10 to 20 years for exterior improvements and 5 to 10 years for equipment and fixtures. Amortization expense for in place leases and lease commissions is recognized over the remaining term of the lease which ranges between one month to 36 years.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases, which range from one year to 36 years.

The purchase price allocations, and therefore, depreciation and amortization expense, are preliminary and subject to change.

(I)	Amounts represent respective acquisition transaction expense as if we acquired the Lahaina Gateway Property, the Morningside Property, the Woodland Property, Ensenada Square, the Turkey Creek Property, Aurora Commons, the Florissant Property, the Willow Run Property, the Bloomingdale Property and Visalia Marketplace on January 1, 2011.

(J)	Amount represents interest expense on the Lahaina Loan, the revolving credit facility with Key Bank, the SMB Loan, the JPMCB Loans, the ING Loan as well as interest expense on the subsequent refinancing of a portion of the revolving credit facility with KeyBank to secured term loans with KeyBank. Interest expense pro forma adjustments also include the amortization of deferred financing costs, where applicable.

(K)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Lahaina Gateway Property, the Morningside Property, the Woodland Property, Ensenada Square, the Turkey Creek Property, Aurora Commons, the Florissant Property, the Willow Run Property, the Bloomingdale Property and Visalia Marketplace. The calculation assumes these proceeds were raised as of the beginning of the respective pro forma periods.